SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 19, 1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of June 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-KS1)


                 Residential Asset Securities Corporation
 (Exact name of registrant as specified in its charter)

     DELAWARE                              33-56893       51-0362653
(State or Other Jurisdiction       (Commission       (I.R.S.Employer
of Incorporation)                  File Number)        Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



Item 5.  Other Events

     On June 28, 1995, a single series of certificates, entitled Residential Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-KS1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") which was previously filed on Form 8-K, dated as of June 1, 1995, among Residential Asset Securities Corporation, as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The First National Bank of Chicago, as trustee (the "Trustee"). On June 19, 1996, the Depositor, the Master Servicer, and the Trustee executed Amendment No. 1 to the Pooling and Servicing Agreement for the purpose of adding provisions to the definitions of "Accrual Period" and "Available Funds Pass-Through Rate" in Section 1.01 of the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing
Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               Item 601(a) of
               Regulation S-K
Exhibit No.         Exhibit No.              Description

     1                     4.1                 Amendment No. 1 to the
                                                  Pooling and Servicing
                                                  Agreement, dated as of
                                                  June 1, 1995, by and
                                                  among Residential Asset
                                                  Securities Corporation,
                                                  as depositor (the
                                                  "Depositor"),
                                                  Residential Funding
                                                  Corporation, as master
                                   servicer (the "Master
                                   Servicer") and The First
                                   National Bank of
                                   Chicago, as trustee (the
                                   "Trustee").


                       SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET
                                   SECURITIES CORPORATION


                                   By: /s/William E.Waldusky
                                   Name:     William E. Waldusky
                                   Title:    Vice President


Dated:  June 19, 1996
                                                       Index to Exhibits




Exhibit No.

                   Description
                   Sequentially
                   Numbered
                                            Page


1

          Amendment No. 1 to Pooling and
          Servicing Agreement, dated as of
          June 1, 1995, by and among
          Residential Asset Securities
          Corporation, as depositor (the
          "Depositor"), Residential
          Funding Corporation, as master
          servicer (the "Master Servicer")
          and The First National Bank of
          Chicago, as trustee (the
          "Trustee"), which Amendment No.
          1 is dated as of June 19, 1996
          and is by and among the
          Depositor, the Master Servicer,
          and the Trustee.




                       Exhibit 1




        RESIDENTIAL ASSET SECURITIES CORPORATION
                       Depositor,




            RESIDENTIAL FUNDING CORPORATION
                    Master Servicer,


                          and


          THE FIRST NATIONAL BANK OF CHICAGO,
                        Trustee




                  ____________________


              AMENDMENT NO. 1 dated as of
                  June 19, 1996 to the


            Pooling and Servicing Agreement
                Dated as of June 1, 1995


                  ____________________


        Residential Asset Securities Corporation
           Mortgage Pass-Through Certificates


                    Series 1995-KS1


          AMENDMENT No. 1 made as of this 19th day of June 1996, among Residential Asset Securities Corporation as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee").

                  W I T N E S S E T H

          WHEREAS, the Depositor, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995, relating to the issuance of Residential Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1995-KS1; and

          WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with Section 12.01(a)(vi) of the Agreement for the purpose of adding provisions to the definitions of "Accrual Period" and "Available Funds Pass-Through Rate" in Section 1.01 of the Agreement.

          NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Depositor, the Master Servicer and the Trustee agree as follows:

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

     2. The definition of "Accrual Period" in Section 1.01 of the Agreement is hereby amended by replacing such definition in its entirety with the following:

          On or before the Distribution Date in
          June, 1996, the period commencing on the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. With respect to any Distribution Date on or after the Distribution Date in July, 1996, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

     3. Section 1.01 of the Agreement is hereby amended by replacing the definition of "Available Funds Pass-Through Rate" in its entirety with the following:

          As of any Distribution Date, a per annum rate, expressed as a percentage, equal to a fraction the numerator of which is an amount equal to (a) the aggregate amount of interest due on all of the Mortgage
          Loans for the related Due Period plus (b) the Subordination Reduction Amount, if any, for such Distribution Date minus (c) the aggregate of the Servicing Fee, the Subservicing Fee and Certificate Insurance
          Premium for such Distribution Date and the denominator of which is the product of (i) the Certificate Principal Balance of the Class A Certificates immediately preceding the related Distribution Date multiplied by (ii) the quotient obtained by dividing the actual number of days in such Interest
          Accrual Period by 360.


     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                              RESIDENTIAL ASSET SECURITIES
                              CORPORATION


                              By:  /s/ William Waldusky
                              Name:  William Waldusky
                              Title:    Vice President



                              RESIDENTIAL FUNDING
                              CORPORATION


                              By:  /s/ Randy Van Zee
                              Name:  Randy Van Zee
                              Title:   Director



                              THE FIRST NATIONAL
                              BANK OF CHICAGO


                              By:  /s/ R. Tarnas
                              Name:  R. Tarnas
                              Title:   Vice President

CONSENTED TO:

FINANCIAL SECURITY ASSURANCE INC.

By:  /s/ Joshua Brain
Name:  Joshua Brain
Title:   Managing Director